===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 15, 2002

                  American Express Credit Account Master Trust
                            (Issuer in respect of the
             Class A Series 1997-1 6.40% Asset Backed Certificates,
             Class B Series 1997-1 6.55% Asset Backed Certificates,
             Class A Series 1998-1 Floating Rate Asset Backed Certificates, Class B Series 1998-1 Floating Rate Asset Backed Certificates, Class A Series 1999-1 5.60% Asset Backed Certificates,
             Class B Series 1999-1 5.85% Asset Backed Certificates,
             Class A Series 1999-2 5.95% Asset Backed Certificates,
             Class B Series 1999-2 6.10% Asset Backed Certificates,
             Class A Series 1999-3 Floating Rate Asset Backed Certificates, Class B Series 1999-3 Floating Rate Asset Backed Certificates, Class A Series 1999-4 Floating Rate Asset Backed Certificates, Class B Series 1999-4 Floating Rate Asset Backed Certificates, Class A Series 1999-5 Floating Rate Asset Backed Certificates, Class B Series 1999-5 Floating Rate Asset Backed Certificates, Class A Series 1999-6 Floating Rate Asset Backed Certificates, Class B Series 1999-6 Floating Rate Asset Backed Certificates, Class A Series 2000-1 7.20% Asset Backed Certificates,
             Class B Series 2000-1 7.40% Asset Backed Certificates,
             Class A Series 2000-2 Floating Rate Asset Backed Certificates, Class B Series 2000-2 Floating Rate Asset Backed Certificates, Class A Series 2000-3 Floating Rate Asset Backed Certificates, Class B Series 2000-3 Floating Rate Asset Backed Certificates, Class A Series 2000-4 Floating Rate Asset Backed Certificates, Class B Series 2000-4 Floating Rate Asset Backed Certificates, Class A Series 2000-5 Floating Rate Asset Backed Certificates, Class B Series 2000-5 Floating Rate Asset Backed Certificates, Class A Series 2001-1 Floating Rate Asset Backed Certificates, Class B Series 2001-1 Floating Rate Asset Backed Certificates, Class A Series 2001-2 5.53% Asset Backed Certificates,
             Class B Series 2001-2 5.83% Asset Backed Certificates,
             Class A Series 2001-3 Floating Rate Asset Backed Certificates, Class B Series 2001-3 Floating Rate Asset Backed Certificates, Class A Series 2001-4 Floating Rate Asset Backed Certificates, Class B Series 2001-4 Floating Rate Asset Backed Certificates, Class A Series 2001-5 Floating Rate Asset Backed Certificates, Class B Series 2001-5 Floating Rate Asset Backed Certificates, Class A Series 2001-6 Floating Rate Asset Backed Certificates, Class B Series 2001-6 Floating Rate Asset Backed Certificates, Class A Series 2001-7 Floating Rate Asset Backed Certificates, Class B Series 2001-7 Floating Rate Asset Backed Certificates, Class A Series 2002-1 Floating Rate Asset Backed Certificates, Class B Series 2002-1 Floating Rate Asset Backed Certificates, Class A Series 2002-2 Floating Rate Asset Backed Certificates and Class B Series 2002-2 Floating Rate Asset Backed Certificates.)
         ----------------------------------------------------------------------

                         American Express Centurion Bank
                   Co-Originator of the Trust and a Transferor
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     33-95784
                                    333-67567
                                    000-20787-01
           Utah                     333-91473-01              11-2869526
-----------------------------      --------------        ----------------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Numbers)        Identification Number)

6985 Union Park Center, Midvale, Utah                          84047
---------------------------------------                      ----------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:       (801) 565-5000
                                                          --------------

              American Express Receivables Financing Corporation II
                   Co-Originator of the Trust and a Transferor
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    000-20787
       Delaware                     333-91473                 13-3854638
----------------------------      --------------         ----------------------
(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Numbers)         Identification Number)

200 Vesey Street, New York, New York                           10285
--------------------------------------                       ----------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:       (917) 639-8396

===============================================================================

Item 5. Other Events

     Information concerning the American Express Credit Account Master Trust (the "Trust") is contained in the Monthly Servicer's Certificate, dated as of May 9, 2002, for the Distribution Date occurring on May 15, 2002, covering activity from March 27, 2002 through April 25, 2002, and provided to the Bank of New York, as Trustee, under the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended by the First Amendment to the Pooling and Servicing Agreement, (the "Agreement"), dated as of March 30, 2001. Such Monthly Servicer's Certificate is attached hereto as Exhibit 20 and is incorporated herein by reference.

     On August 7, 1997, the Trust issued $865,000,000 Class A Series 1997-1 6.40% Asset Backed Certificates and $60,000,000 Class B Series 1997-1 6.55% Asset Backed Certificates (the "1997-1 Class A Certificates" and the "1997-1 Class B Certificates", respectively, and collectively, the "Series 1997-1 Certificates"), offered pursuant to a Prospectus Supplement, dated as of August 21, 1997, to a Prospectus, dated as of August 21, 1997, and issued under the Agreement and the Series 1997-1 Supplement, dated as of August 7, 1997, to the Agreement (the "Series 1997-1 Supplement"). Interest on the Series 1997-1Certificates accrues from August 28, 1997 and is payable on October 15, 1997 and on the fifteenth day of each month thereafter (or, if such fifteenth day is not a business day, the immediately succeeding business day) (each, a "Distribution Date"). Principal with respect to the Series 1997-1 Class A Certificates and the Series 1997-1 Class B Certificates is scheduled to be distributed on the September 2002 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1997-1 Supplement.

     On June 23, 1998, the Trust issued $825,000,000 Class A Series 1998-1 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.09% per annum above the London interbank offered rate for one month United States dollar deposits ("LIBOR"), and $80,000,000 Class B Series 1998-1 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.25% per annum above one month LIBOR (the "1998-1 Class A Certificates" and the "1998-1 Class B Certificates", respectively, and collectively, the Series 1998-1 Certificates"), offered pursuant to a Prospectus Supplement, dated as of June 17, 1998, to a Prospectus, dated as of June 17, 1998, and issued under the Agreement and the Series 1998-1 Supplement, dated as of June 23, 1998, to the Agreement (the "Series 1998-1 Supplement"). Interest on the Series 1998-1 Certificates accrues from June 23, 1998 and is payable on July 14, 1998 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 1998-1 Class A Certificates and the Series 1998-1 Class B Certificates is scheduled to be distributed on the June 2003 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1998-1 Supplement.

     On April 21, 1999, the Trust issued $865,000,000 Class A Series 1999-1 5.60% Asset Backed Certificates and $60,000,000 Class B Series 1999-1 5.85% Asset Backed Certificates (the "1999-1 Class A Certificates" and the "1999-1 Class B Certificates", respectively, and collectively, the "Series 1999-1 Certificates"), offered pursuant to a Prospectus Supplement, dated as of April 13, 1999, to a Prospectus, dated as of April 13, 1999, and issued under theAgreement and the Series 1999-1 Supplement, dated as of April 21, 1999, to the Agreement (the "Series 1999-1 Supplement"). Interest on the Series 1999-1 Certificates accrues from April 21, 1999 and is payable on May 17, 1999, and on the fifteenth day of each month thereafter - which is a Distribution Date as described above. Principal with respect to the Series 1999-1 Class A
Certificates and the Series 1999-1 Class B Certificates is scheduled to be distributed on the April 2004 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1999-1 Supplement.

     On May 19, 1999, the Trust issued $432,000,000 Class A Series 1999-2 5.95% Asset Backed Certificates and $30,000,000 Class B Series 1999-2 6.10% Asset Backed Certificates (the "1999-2 Class A Certificates" and the "1999-2 Class B Certificates", respectively, and collectively, the "Series 1999-2 Certificates"), offered pursuant to a Prospectus Supplement, dated as of May 14, 1999, to a Prospectus, dated as of May 14, 1999, and issued under the Agreement and the Series 1999-2 Supplement, dated as of May 19, 1999, to the Agreement (the "Series 1999-2 Supplement"). Interest on the Series 1999-2 Certificates accrues from May 19, 1999 and is payable on June 15, 1999, and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 1999-2 Class A Certificates and the Series 1999-2 Class B Certificates is scheduled to be distributed on the May 2004 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1999-2 Supplement.

     On May 19, 1999, the Trust issued $825,000,000 Class A Series 1999-3 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.14% per annum above one month LIBOR, and $80,000,000 Class Series1999-3 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.34% per annum above one month LIBOR (the "1999-3 Class A Certificates" and the "1999-3 Class B Certificates", respectively, and collectively, the "Series 1999-3 Certificates"), offered pursuant to a Prospectus Supplement, dated as of May 14, 1999, to a Prospectus, dated as of May 14, 1999, and issued under the Agreement and the Series 1999-3 Supplement, dated as of May 19, 1999, to the Agreement (the "Series 1999-3 Supplement"). Interest on the Series 1999-3 Certificates accrues from May 19, 1999 and is payable on June 15, 1999 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 1999-3 Class A Certificates and the Series 1999-3 Class B Certificates is scheduled to be distributed on the May 2004 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1999-3 Supplement.

     On August 17, 1999, the Trust issued $412,500,000 Class A Series 1999-4 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.17% per annum above one month LIBOR, and $40,000,000 Class B Series 1999-4 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.42% per annum above one month LIBOR (the "1999-4 Class A Certificates" and the "1999-4 Class B Certificates", respectively, and collectively, the "Series 1999-4 Certificates"), offered pursuant to a Prospectus Supplement, dated as of August 9, 1999, to a Prospectus, dated as of August 9, 1999, and issued under the Agreement and the Series 1999-4 Supplement, dated as of August 17, 1999, to the Agreement (the "Series 1999-4 Supplement"). Interest on the Series 1999-4 Certificates accrues from August 17, 1999 and is payable on September 15, 1999 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 1999-4 Class A Certificates and the Series 1999-4 Class B Certificates is scheduled to be distributed on the July 2002 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1999-4 Supplement.

     On August 17, 1999, the Trust issued $412,500,000 Class A Series 1999-5 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.24% per annum above one month LIBOR, and $40,000,000 Class B Series 1999-5 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.48% per annum above one month LIBOR (the "1999-5 Class A Certificates" and the "1999-5 Class B Certificates", respectively, and collectively, the "Series 1999-5 Certificates"), offered pursuant to a Prospectus Supplement, dated as of August 9, 1999, to a Prospectus, dated as of August 9, 1999, and issued under the Agreement and the Series 1999-5 Supplement, dated as of August 17, 1999, to the Agreement (the "Series 1999-5 Supplement"). Interest on the Series 1999-5 Certificates accrues from August 17, 1999 and is payable on September 15, 1999 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 1999-5 Class A Certificates and the Series 1999-5 Class B Certificates is scheduled to be distributed on the July 2004 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1999-5 Supplement.

     On September 16, 1999, the Trust issued $412,500,000 Class A Series 1999-6 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.20% per annum above one month LIBOR, and $40,000,000 Class B Series 1999-6 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.43% per annum above one month LIBOR (the "1999-6 Class A Certificates" and the "1999-6 Class B Certificates", respectively, and collectively, the "Series 1999-6 Certificates"), offered pursuant to a Prospectus Supplement, dated as of September 10, 1999, to a Prospectus, dated as of September 10, 1999, and issued under the Agreement and the Series 1999-6 Supplement, dated as of September 16, 1999, to the Agreement (the "Series 1999-6 Supplement"). Interest on the Series 1999-6 Certificates accrues from September 16, 1999 and is payable on October 15, 1999 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 1999-6 Class A ertificates and the Series 1999-6 Class B Certificates is scheduled to be distributed on the August 2002 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1999-6 Supplement.

     On February 16, 2000, the Trust issued $432,500,000 Class A Series 2000-1 7.20% Asset Backed Certificates and $30,000,000 Class B Series 2000-1 7.40% Asset Backed Certificates (the "2000-1 ClassA Certificates" and the "2000-1 Class B Certificates", respectively, and collectively, the "Series 2000-1 Certificates"), offered pursuant to a Prospectus Supplement, dated as of February 8, 2000, to a Prospectus, dated as of February 8, 2000, and issued under the Agreement and the Series 2000-1 Supplement, dated as of February 16, 2000, to the Agreement (the "Series 2000-1 Supplement"). Interest on the Series 2000-1 Certificates accrues from February 16, 2000 and is payable on March 15, 2000, and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2000-1 Class A Certificates and the Series 2000-1 Class B Certificates is scheduled to be distributed on the February 2005 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2000-1 Supplement.

     On February 16, 2000, the Trust issued $412,500,000 Class A Series 2000-2 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.165% per annum above one month LIBOR, and $40,000,000 Class B Series 2000-2 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.350% per annum above one month LIBOR (the "2000-2 Class A Certificates" and the "2000-2 Class B Certificates", respectively, and collectively, the "Series 2000-2 Certificates"), offered pursuant to a Prospectus Supplement, dated as of February 8, 2000, to a Prospectus, dated as of February 8, 2000, and issued under the Agreement and the Series 2000-2 Supplement, dated as of February 16, 2000, to the Agreement (the "Series 2000-2 Supplement"). Interest on the Series 2000-2 Certificates accrues from February 16, 2000 and is payable on March 15, 2000 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2000-2 Class A Certificates and the Series 2000-2 Class B Certificates is scheduled to be distributed on the February 2005 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2000-2 Supplement.

     On May 3, 2000, the Trust issued $825,000,000 Class A Series 2000-3 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.16% per annum above one month LIBOR, and $80,000,000 Class B Series 2000-3 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.35% per annum above one month LIBOR (the "2000-3 Class A Certificates" and the "2000-3 Class B Certificates", respectively, and collectively, the "Series 2000-3 Certificates"), offered pursuant to a Prospectus Supplement, dated as of April 27, 2000, to a Prospectus, dated as of April 27, 2000, and issued under the Agreement and the Series 2000-3 Supplement, dated as of May 3, 2000, to the
Agreement (the "Series 2000-3 Supplement"). Interest on the Series 2000-3 Certificates accrues from May 3, 2000 and is payable on June 15, 2000 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2000-3 Class A
Certificates and the Series 2000-3 Class B Certificates is scheduled to be distributed on the April 15, 2005 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2000-3 Supplement.

     On June 22, 2000, the Trust issued $1,000,000,000 Class A Series 2000-4 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.125% per annum above three-month LIBOR, and $96,970,000 Class B Series 2000-4 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.350% per annum above three-month LIBOR (the "2000-4 Class A Certificates" and the "2000-4 Class B Certificates", respectively, and collectively, the "Series 2000-4 Certificates"), offered pursuant to a Prospectus Supplement, dated as of June 13, 2000, to a Prospectus, dated as of June 13, 2000, and issued under the Agreement and the Series 2000-4 Supplement, dated as of June 22, 2000, to the Agreement (the "Series 2000-4 Supplement"). Interest on the Series 2000-4 Certificates accrues from June 22, 2000 and is payable on September 15, 2000 and on the fifteenth day of each March, June, September and December - which are the Distribution Dates as described above. Principal with respect to the Series 2000-4 Class A Certificates and the Series 2000-4 Class B Certificates is scheduled to be distributed on the September 15, 2005 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2000-4 Supplement.

     On September 15, 2000, the Trust issued $650,000,000 Class A Series 2000-5 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.140% per annum above one month LIBOR, and $63,030,000 Class B Series 2000-5 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.380% per annum above one month LIBOR (the "2000-5 Class A Certificates" and the "2000-5 Class B Certificates", respectively, and collectively, the "Series 2000-5 Certificates"), offered pursuant to a Prospectus Supplement, dated as of September 8, 2000, to a Prospectus, dated as of September 8, 2000, and issued under the Agreement and the Series 2000-5 Supplement, dated as of September 15, 2000, to the Agreement (the "Series 2000-5 Supplement"). Interest on the Series 2000-5 Certificates accrues from September 15, 2000 and is payable on October 16, 2000 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2000-5 Class A Certificates and the Series 2000-5 Class B Certificates is scheduled to be distributed on the September 15, 2005 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2000-5 Supplement.

     On February 23, 2001, the Trust issued $618,750,000 Class A Series 2001-1 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.14% per annum above one month LIBOR, and $60,000,000 Class B Series 2001-1 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.42% per annum above one month LIBOR (the "2001-1 Class A Certificates" and the "2001-1 Class B Certificates", respectively, and collectively, the "Series 2001-1 Certificates"), offered pursuant to a Prospectus Supplement, dated as of February 13, 2001, to a Prospectus, dated as of February 13, 2001, and issued under the Agreement and the Series 2001-1 Supplement, dated as of February 16, 2001, to the Agreement (the "Series 2001-1 Supplement"). Interest on the Series 2001-1 Certificates accrues from February 23, 2001 and is payable on April 16, 2001 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2001-1 Class A Certificates and the Series 2001-1 Class B Certificates is scheduled to be distributed on the February 16, 2006 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2001-1 Supplement.

     On March 23, 2001, the Trust issued $216,250,000 Class A Series 2001-2 5.53% Asset Backed Certificates and $15,000,000 Class B Series 2001-2 5.83% Asset Backed Certificates (the "2001-2 Class A Certificates" and the "2001-2 Class B Certificates", respectively, and collectively, the "Series 2001-2 Certificates"), offered pursuant to a Prospectus Supplement, dated as of March 15, 2001, to a Prospectus, dated as of March 15, 2001, and issued under the Agreement and the Series 2001-2 Supplement, dated as of March 23, 2001, to the Agreement (the "Series 2001-2 Supplement"). Interest on the Series 2001-2 Certificates accrues from March 23, 2001 and is payable on April 16, 2001 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2001-2 Class A
Certificates and the Series 2001-2 Class B Certificates is scheduled to be distributed on the March 15, 2006 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2001-2 Supplement.

     On April 3, 2001, the Trust issued $618,750,000 Class A Series 2001-3 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.13% per annum above one month LIBOR, and $60,000,000 Class B Series 2001-3 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.38% per annum above one month LIBOR (the "2001-3 Class A Certificates" and the "2001-3 Class B Certificates", respectively, and collectively, the "Series 2001-3 Certificates"), offered pursuant to a Prospectus Supplement, dated as of March 15, 2001, to a Prospectus, dated as of March 15, 2001, and issued under the Agreement and the Series 2001-3 Supplement, dated as of April 3, 2001, to the
Agreement (the "Series 2001-3 Supplement"). Interest on the Series 2001-3 Certificates accrues from April 3, 2001 and is payable on May 15, 2001 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2001-3 Class A
Certificates and the Series 2001-3 Class B Certificates is scheduled to be distributed on the March 15, 2006 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2001-3 Supplement.

     On April 19, 2001, the Trust issued $598,125,000 Class A Series 2001-4 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.13% per annum above one month LIBOR, and $58,000,000 Class B Series 2001-4 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.38% per annum above one month LIBOR (the "2001-4 Class A Certificates" and the "2001-4 Class B Certificates", respectively, and collectively, the "Series 2001-4 Certificates"), offered pursuant to a Prospectus Supplement, dated as of April 12, 2001, to a Prospectus, dated as of April 12, 2001, and issued under the Agreement and the Series 2001-4 Supplement, dated as of April 19, 2001, to the Agreement (the "Series 2001-4 Supplement"). Interest on the Series 2001-4 Certificates accrues from April 19, 2001 and is payable on May 15, 2001 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2001-4 Class A
Certificates and the Series 2001-4 Class B Certificates is scheduled to be distributed on the April 17, 2006 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2001-4 Supplement.

     On May 9, 2001, the Trust issued $412,500,000 Class A Series 2001-5 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.18% per annum above one month LIBOR, and $40,000,000 Class B Series 2001-5 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.45% per annum above one month LIBOR (the "2001-5 Class A Certificates" and the "2001-5 Class B Certificates", respectively, and collectively, the "Series 2001-5 Certificates"), offered pursuant to a Prospectus Supplement, dated as of May 3, 2001, to a Prospectus, dated as of May 3, 2001, and issued under the Agreement and the Series 2001-5 Supplement, dated as of May 9, 2001, to the Agreement (the "Series 2001-5 Supplement"). Interest on the Series 2001-5 Certificates accrues from May 9, 2001 and is payable on June 15, 2001 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2001-5 Class A Certificates and the Series 2001-5 Class B Certificates is scheduled to be distributed on the April 15, 2008 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2001-5 Supplement.

     On June 12, 2001, the Trust issued $577,500,000 Class A Series 2001-6 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.12% per annum above one month LIBOR, and $56,000,000 Class B Series 2001-6 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.35% per annum above one month LIBOR (the "2001-6 Class A Certificates" and the "2001-6 Class B Certificates", respectively, and collectively, the "Series 2001-6 Certificates"), offered pursuant to a Prospectus Supplement, dated as of June 6, 2001, to a Prospectus, dated as of June 6, 2001, and issued under the Agreement and the Series 2001-6 Supplement, dated as of June 12, 2001, to the Agreement (the "Series 2001-6 Supplement"). Interest on the Series 2001-6 Certificates accrues from June 12, 2001 and is payable on July 16, 2001 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2001-6 Class A Certificates and the Series 2001-6 Class B Certificates is scheduled to be distributed on the May 15, 2006 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2001-6 Supplement.

     On August 21, 2001, the Trust issued $536,250,000 Class A Series 2001-7 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.12% per annum above one month LIBOR, and $52,000,000 Class B Series 2001-7 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.36% per annum above one month LIBOR (the "2001-7 Class A Certificates" and the "2001-7 Class B Certificates", respectively, and collectively, the "Series 2001-7 Certificates"), offered pursuant to a Prospectus Supplement, dated as of August 15, 2001, to a Prospectus, dated as of August 15, 2001, and issued under the Agreement and the Series 2001-7 Supplement, dated as of August 21, 2001, to the Agreement (the "Series 2001-7 Supplement"). Interest on the Series 2001-7 Certificates accrues from August 21, 2001 and is payable on September 17, 2001 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2001-7 Class A Certificates and the Series 2001-7 Class B Certificates is scheduled to be distributed on the July 17, 2006 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2001-7 Supplement.

     On February 21, 2002, the Trust issued $759,000,000 Class A Series 2002-1 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.11% per annum above one month LIBOR, and $73,600,000 Class B Series 2002-1 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.40% per annum above one month LIBOR (the "2002-1 Class A Certificates" and the "2002-1 Class B Certificates", respectively, and collectively, the "Series 2002-1 Certificates"), offered pursuant to a Prospectus Supplement, dated as of February 13, 2002, to a Prospectus, dated as of February 13, 2002, and issued under the Agreement and the Series 2002-1 Supplement, dated as of February 21, 2002, to the Agreement (the "Series 2002-1 Supplement"). Interest on the Series 2002-1 Certificates accrues from February 21, 2002 and is payable on March 15, 2002 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2002-1 Class A Certificates and the Series 2002-1 Class B Certificates is scheduled to be distributed on the February 15, 2007 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2002-1 Supplement.

     On April 25, 2002, the Trust issued $775,500,000 Class A Series 2002-2 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.11% per annum above one month LIBOR, and $75,200,000 Class B Series 2002-2 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.39% per annum above one month LIBOR (the "2002-2 Class A Certificates" and the "2002-2 Class B Certificates", respectively, and collectively, the "Series 2002-2 Certificates"), offered pursuant to a Prospectus Supplement, dated as of April 18, 2002, to a Prospectus, dated as of April 18, 2002, and issued under the Agreement and the Series 2002-2 Supplement, dated as of April 25, 2002, to the Agreement (the "Series 2002-2 Supplement"). Interest on the Series 2002-2 Certificates accrues from April 25, 2002 and is payable on May 15, 2002 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2002-2 Class A
Certificates and the Series 2002-2 Class B Certificates is scheduled to be distributed on the April 16, 2007 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2002-2 Supplement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (a)  Not applicable.

    (b)  Not applicable.

    (c)  Exhibits:

         20   Series' 1997-1, 1998-1, 1999-1, 1999-2, 1999-3, 1999-4, 1999-5,
              1999-6, 2000-1, 2000-2, 2000-3, 2000-4, 2000-5, 2001-1, 2001-2,
              2001-3, 2001-4, 2001-5, 2001-6, 2001-7, 2002-1 and 2002-2 Monthly
              Servicer's Certificate dated May 9, 2002 for the May 15, 2002 Distribution Date.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  May 15, 2002


                              AMERICAN  EXPRESS  CREDIT  ACCOUNT MASTER TRUST


                              AMERICAN EXPRESS CENTURION BANK,
                              Transferor

                              By:     /s/ Daniel L. Follett
                                      -------------------------------------
                              Name:   Daniel L. Follett
                              Title:  Chief Financial Officer



                              AMERICAN EXPRESS RECEIVABLES FINANCING
                              CORPORATION II,
                              Transferor

                              By:     /s/ Leslie R. Scharfstein
                                      -------------------------------------
                              Name:   Leslie R. Scharfstein
                              Title:  President

                                  EXHIBIT INDEX
                                  -------------

Designation                       Description
-----------                       -----------
Exhibit 20                        Series' 1997-1, 1998-1, 1999-1,
                                  1999-2, 1999-3, 1999-4, 1999-5,
                                  1999-6, 2000-1, 2000-2, 2000-3,
                                  2000-4, 2000-5, 2001-1, 2001-2,
                                  2001-3, 2001-4, 2001-5, 2001-6,
                                  2001-7, 2002-1 and 2002-2 Monthly
                                  Servicer's Certificate dated May
                                  9, 2002 for the May 15, 2002
                                  Distribution Date.